                                                                   EXHIBIT 10.49

                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------

     This Registration Rights Agreement (the "Agreement") is entered into as of
                                              ---------
May 10, 2001 by and between HealthCentral.com, a Delaware corporation (the "Company"), and the persons and entities listed on Exhibit A hereto, as may be
 -------                                           ---------
amended hereby to add additional Warrant Share Holders as provided in the Purchase Agreement (the "Warrant Share Holders"). For purposes of this
                         ---------------------
Agreement, the term "Warrant Share Holders" includes all subsequent holders of Warrant (as defined below). Any capitalized terms used herein but not defined herein shall have the meanings ascribed to them in that certain Note and Warrant Purchase Agreement, dated May 10, 2001 by and among the Company and the Warrant Share Holders (the "Purchase Agreement").
                    ------------------


                                   RECITALS
                                   --------

     1. The Company and the Warrant Share Holders have concurrently herewith entered into a Purchase Agreement pursuant to which the Warrant Share Holders will purchase Notes and Warrants (each, as defined thereunder).

     2. A condition to the Warrant Share Holders obligations' under the Purchase Agreement is that the Company grant certain Form S-3 and piggyback registration rights to the Warrant Share Holders with respect to the shares of Common Stock issuable upon exercise of the Warrants (the "Warrant Shares").
                                                          --------------

     3. The Company wishes to execute this Agreement and grant the Warrant Share Holders the rights contained herein.

                                   AGREEMENT
                                   ---------

     The parties hereby agree as follows:

     1.   Registration Rights.  The Company and the Warrant Share Holders
          -------------------
covenant and agree as follows:

          1.1  Definitions.  For purposes of this Section 1:
               -----------

               (a)  The terms "register," "registered," and "registration" refer
                               --------    ----------        ------------
to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act of 1933, as amended (the "Securities Act") on Form S-3, and the declaration or ordering of effectiveness
 --------------
of such registration statement or document;

               (b)  The term "Registrable Securities" means:
                              ----------------------

                    (i)  the Warrant Shares; and

                    (ii) any other shares of Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in connection with a stock split, or in exchange for or in replacement of, the Warrant Shares, excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which his or her rights under this Agreement are not assigned; provided, however, that the Warrant Shares shall
                            --------  -------
only be treated as Registrable Securities if and so long as they have not been
(A) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (B) sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof so that all transfer restrictions, and restrictive legends with respect thereto, if any, are removed upon the consummation of such sale;

               (c)  The term "Holder" means any holder of outstanding
                              ------
Registrable Securities who, subject to the limitations set forth in Section 1.10 below, acquired such Registrable Securities in a transaction or series of transactions not involving any registered public offering;

               (d)  The term "Form S-3" means such form under the Securities Act
                              --------
as in effect on the date hereof or any successor form under the Securities Act; and

               (e)  The term "SEC" means the Securities and Exchange Commission.
                              ---

          1.2  Form S-3 Registration. Subject to the terms and conditions of
               ---------------------
this Agreement, on or before the date that is sixty (60) days following the Closing (the "S-3 Date"), the Company will either: (i) amend the Form S-3
              --------
registration statement that is currently effective to include the Registrable Securities therein, or (ii) file with the SEC a registration statement on Form S-3, in which case it will use its best efforts to effect such registration and any related qualification or compliance with respect to all Registrable Securities owned by the Holders as soon as practicable thereafter, provided however that the Company may defer filing a registration statement on Form S-3 pursuant to subsection 1.2(b)(i) or subsection 1.2(b)(ii) below. Accordingly, the Company will:

               (a) promptly give written notice of the registration, and any related qualification or compliance, to all Holders;

               (b) as soon as practicable, effect such registration and all such qualifications and compliances as may be necessary and as would permit or facilitate the sale and distribution of all of the Holders' Registrable Securities; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this Section 1.2 if (i) the Company shall furnish to the Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such Form S-3 Registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a reasonable period of time, which shall not exceed thirty (30) days after the S-3 Date, under this Section 1.2 or (ii) Form S-3 is not available for such offering by the Holder(s), provided, however, that if Form S-3 is not available, Company shall file the Form S-3 registration statement once it is available; and

               (c) any and all expenses incurred in connection with a registration requested pursuant to this Section 1.2 shall be borne by the Company, including all registration, filing, qualification, printers' and accounting fees but excluding any underwriters' discounts or commissions and any fees and disbursements of any counsel for the selling Holders (such fees or discounts, if any, to be borne pro rata by the Holders participating in the registration);

          provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this Section 1.2
(i) if the Company shall furnish to the Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such Form S-3 Registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a reasonable period of time, which shall not exceed thirty (30) days after the S-3 Date, under this Section 1.2 or (ii) if Form S-3 is not available for such offering by the Holder(s), provided, however, that if Form S-3 is not available, Company shall file the Form S-3 registration statement once it is available.

          1.3  Obligations of the Company.  Whenever required under this Section
               --------------------------
1 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

               (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and keep such registration statement effective until the earlier of: (i) the date on which all the Registrable Securities are sold thereunder, or (ii) 120 days.

               (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement pursuant to the terms and subject to the conditions of this Agreement.

               (c) Furnish to the Holder(s) such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

               (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holder(s), provided that the Company shall not be required in connection therewith or as a
--------
condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

               (e) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, such obligation to continue for so long as the Company agrees to keep the registration statement effective pursuant to the terms of Section 1.3(a), whereupon each Holder shall cease utilizing such prospectus until such time as the Company files a supplement or file a post-effective amendment to the registration statement or the prospectus or any document incorporated therein by reference or files any other report or document so that, as thereafter delivered to the purchasers of the Registrable Securities, the prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading (a "Prospectus Update").
                                                            -----------------
As soon as the Prospectus Update has been effectuated, the Company will notify each Holder that the prospectus is available for use, whereupon each such Holder may thereupon commence utilizing such prospectus.

               (f) Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange or other market on which similar securities issued by the Company are then listed.

               (g) Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

          1.4  Furnish Information.  It shall be a condition precedent to the
               -------------------
obligations of the Company to take any action pursuant to this Section 1 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder's Registrable Securities.

          1.5  Expenses of Registration.  All expenses incurred in connection
               ------------------------
with registrations, filings or qualifications of Registrable Securities pursuant to Section 1.2 for each Holder (which right may be assigned as provided in Section 1.9), including (without limitation) all registration, filing, and qualification fees, printers' and accounting fees, and fees and disbursements of counsel for the Company, shall be borne by the Company. The Company shall not be required to pay any underwriters' or brokers' fees, discounts or commissions relating to the Registrable Securities, or the fees or expenses of separate counsel to the selling Holder(s) (such fees or discounts, if any, to be borne pro rata by the Holders participating in the registration).

          1.6  Delay of Registration.  No Holder shall have any right to obtain
               ---------------------
or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

          1.7  Indemnification.  In the event any Registrable Securities are
               ---------------
included in a registration statement under this Section 1:

               (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, any underwriter (as defined in the Securities
Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), against any losses, claims,
                              ------------
damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement
                                         ---------
or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law; and the Company will pay to each such Holder, underwriter or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however,
                                                              --------  -------
that the indemnity agreement contained in this subsection 1.7(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable to any Holder, underwriter or controlling person for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person.

               (b) To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 1.7(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained
                      --------  -------
in this subsection 1.7(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided, that in no event shall any indemnity under this subsection
          --------
1.7(b) exceed the net proceeds from the offering received by such Holder, except in the case of willful fraud by such Holder.

               (c)  Promptly after receipt by an indemnified party under this
Section 1.7 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.7, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party
                             --------  -------
(together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the reasonable fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.7, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.7.

               (d) If the indemnification provided for in this Section 1.7 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations; provided, that in no event shall any contribution by a Holder
                --------
under this Subsection 1.7(d) exceed the net proceeds from the offering received by such Holder, except in the case of willful fraud by such Holder. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

               (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

               (f)  The obligations of the Company and Holder(s) under this
Section 1.7 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1, and otherwise.

          1.8  Reports Under Securities Exchange Act of 1934.  With a view to
               ---------------------------------------------
making available to the Holder(s) the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

               (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times so long as the Company remains subject to the periodic reporting requirements under Sections 13 or 15(d) of the Exchange Act;

               (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

               (c) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration.

          1.9  Assignment of Registration Rights. The rights to cause the
               ---------------------------------
Company to register Registrable Securities pursuant to this Section 1 may be assigned by any Holder to a transferee or assignee of all of such Holder's Registrable Securities, provided the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; and provided, further, that such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Securities Act.

          1.10 Certain Additional Agreements of the Holder(s).
               ----------------------------------------------

               (a) Prior to and so long as the registration statement shall remain effective, each Holder shall:

                    (i) Not engage in any stabilization activity in connection with the Company's Common Stock;

                    (ii) Not bid for or purchase any of the Company's Common Stock or any rights to acquire the Company's Common Stock, or attempt to induce any person to purchase any of the Company's Common Stock other than as permitted under the Exchange Act; or

                    (iii) Effect all sales of Registrable Securities in broker's transactions through broker-dealers acting as agents, in transactions directly with market makers or in privately negotiated transaction where no broker or other third party (other than the purchaser) is involved.

               (b) Without limiting any other provision of this Agreement, no Holder shall engage in any short-sales of the Company's Common Stock prior to the effectiveness of the registration statement pursuant to which the Holder(s) is offered the opportunity to sell its Registrable Securities hereunder, except to the extent that any such short-sale is fully covered by freely tradable shares of the Company's Common Stock.

          1.11 Termination of Registration Rights. The rights granted under this
               ----------------------------------
Section 1, including the rights to utilize any previously filed registration statements, shall terminate upon the earlier of (a) eighteen months following the date of this Agreement, or (b) at such time as the Holder(s) may sell all of its Registrable Securities in any single three month period pursuant to Rule 144 (or such successor rule as may be adopted).

     2.   Miscellaneous.
          -------------

          2.1  Amendments and Waivers.  Any term of this Agreement may be
               ----------------------
amended or waived with the written consent of the Company and the holders of seventy five percent (75%) of the Warrant Shares then held by all Holders. Any amendment or waiver effected in accordance with this Section 2.1 shall be binding upon the parties and their respective successors and assigns.

          2.2  Successors and Assigns.  Subject to the provisions of Section
               ----------------------
1.9, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns, any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

          2.3  Governing Law. The corporate laws of the State of Delaware shall
               -------------
govern all issues concerning the relative rights of Company and the Holder as a stockholder. All other questions concerning the construction, validity, enforcement and interpretation of this Agreement and all acts and transactions pursuant hereto shall be governed by and construed in accordance with the laws of the State of California, without regard to principles of conflicts of law.

          2.4  Counterparts.  This Agreement may be executed in two or more
               ------------
counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

          2.5  Titles and Subtitles.  The titles and subtitles used in this
               --------------------
Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

          2.6  Notices. Any notice required or permitted by this Agreement shall
               -------
be in writing and shall be deemed sufficient upon receipt, when delivered personally or by courier, overnight delivery service or confirmed facsimile, or 48 hours after being deposited in the regular mail as certified or registered mail (airmail if sent internationally) with postage prepaid, if such notice is addressed to the party to be notified at such party's address or facsimile number as set forth below (or as subsequently modified by written notice):

          To the Company:  HealthCentral.com
                           6005 Shellmound Street
                           Suite 250
                           Emeryville, CA 94608
                           Attention: Chief Executive Officer
                           Phone: 510-250-2603
                           Fax: 510-250-2703

                    With a copy to:

                           Venture Law Group
                           2775 Sand Hill Road
                           Menlo Park, CA 94025
                           Attn: Mark A. Medearis
                           Tel: 650-854-4488
                           Fax: 650-233-8386

          To the Holders, at the respective addresses on the signature pages and Exhibit A hereto.
     ---------

          2.7  Severability.  If one or more provisions of this Agreement are
               ------------
held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith, in order to maintain the economic position enjoyed by each party as close as possible to that under the provision rendered unenforceable. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

          2.8  Entire Agreement.  This Agreement is the product of all of the
               ----------------
parties hereto, and constitutes the entire agreement between such parties pertaining to the subject matter hereof, and merges all prior negotiations and drafts of the parties with regard to the transactions contemplated herein. Any and all other written or oral agreements existing between the parties hereto regarding such transactions are expressly canceled.

          2.9  Advice of Legal Counsel.  Each party acknowledges and represents
               -----------------------
that, in executing this Agreement, it has had the opportunity to seek advice as to its legal rights from legal counsel and that the person signing on its behalf has read and understood all of the terms and provisions of this Agreement. This Agreement shall not be construed against any party by reason of the drafting or preparation thereof.

          2.10 Delays or Omissions.  No delay or omission to exercise any right,
               -------------------
power or remedy accruing to any party to this Agreement, upon any breach or default of the other party, shall impair any such right, power or remedy of such non-breaching party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be made in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, or by law or otherwise afforded to any Holder, shall be cumulative and not alternative.

          2.11 Third Parties.  Nothing in this Agreement, express or implied, is
               -------------
intended to confer upon any party, other than the parties hereto, and their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided herein.

          2.12 Priority of Rights.  The registration rights granted to the
               ------------------
Holder(s) under this Agreement are intended by the parties to rank pari passu basis to the piggyback registration rights held by other Company stockholders. The parties agree to interpret the terms of this Agreement in a manner consistent with the foregoing intention.



                            [Signature Page Follows]

    The parties have executed this Agreement as of the date first above written.


    COMPANY:

    HEALTHCENTRAL.COM

    By:  /s/ C. Fred Toney
         ---------------------------------
         Name:  C. Fred Toney
                --------------------------
         Title: President & CEO
                --------------------------


    WARRANT SHARE HOLDERS:

    PORRIDGE, LLC

    By:  /s/ Arthur J. Samberg
         ---------------------------------
         Name:  Arthur J. Samberg
                --------------------------
         Title: Managing Partner
                --------------------------

    Address:    c/o Pequot Capital
                500 Nyala Farm Rd.
                Westport, CT 06880
                Attn: Amy Jennings & Arthur J. Samberg


    PAW OFFSHORE FUND, LTD.

    By:  /s/ John Ernenwein
         ----------------------------------------
         Name:  John Ernenwein
                ---------------------------------
         Title: Chief Op. Officer of Inv. Advisor
                ---------------------------------

    Address:    10 Glenville Street
                Greenwich, CT 06831-3638
                Attn: John Ernenwein & Peter Wright


    PAW PARTNERS, LP.

    By:  /s/ John Ernenwein
         ---------------------------------
         Name:  John Ernenwein
                --------------------------
         Title: Chief Op. Officer of G.P.
                --------------------------

    Address:    10 Glenville Street
                Greenwich, CT 06831-3638
                Attn: John Ernenwein & Peter Wright

     HELZEL KIRSHMAN, L.P.

     By:  /s/ Lawrence B. Helzel
          ----------------------------------
          Name: Lawrence B. Helzel
                ----------------------------
          Title: General Partner
                 ---------------------------

     Address:    5550 Redwood Road, Suite 4
                 Oakland, CA 94619
                 Attn: Larry Helzel, G.P.


     HORNTHAL LIVING TRUST

     By:  /s/ James Hornthal
          ----------------------------------
          Name: James Hornthal
                ----------------------------
          Title: Trustee
                 ---------------------------

     Address:    2234 Beach Street
                 San Francisco, CA 94123
                 Attn: J. Hornthal, Trustee


     C. FRED TONEY

     By:  /s/ C. Fred Toney
          ----------------------------------
          Name: C. Fred Toney
                ----------------------------

          Title: ---------------------------

     Address:    3383 Clay Street
                 San Francisco, CA 94118
                 Attn: C. Fred Toney


     BANK ONE TRUST COMPANY, N.A.
     AS TRUSTEE OF RONALD L. CHEZ IRA

     By:  /s/ Ruth A. Schaumberger
          ----------------------------------
          Name: Ruth A. Schaumberger
                ----------------------------
          Title: Vice President
                 ---------------------------

     Address:    605 West Madison, Tower 3, Suite 311
                 Chicago, IL 60661
                 Attn: Ronald Chez

     LEO B. AND FLORENCE HELZEL LIVING TRUST

     By:  /s/ Leo B. Helzel
          ----------------------------------
          Name: Leo B. Helzlel
                ----------------------------
          Title: Trustee
                 ---------------------------

     Address:    5550 Redwood Road, Suite 4
                 Oakland, CA 94619
                 Attn: Leo Helzel


     HENRY F. BANNISTER

     By:  /s/ Henry F. Bannister
          ----------------------------------
          Name: Henry F. Bannister
                ----------------------------
          Title:____________________________


     Address:    15 Sunrise Lane
                 Larkspur, CA 94939


     THE LEONARD AND DENA OPPENHEIM
     REVOCABLE TRUST DATED 1/6/00

     By:  /s/ Leonard A. Oppenheim
          ----------------------------------
          Name: Leonard A. Oppenheim
                ----------------------------
          Title: Trustee
                 ---------------------------

     Address:    138 Diablo View Drive
                 Orinda, CA 94563


     LARRY ZALK

     By:  /s/ Larry Zalk
          ----------------------------------
          Name: Larry Zalk
                ----------------------------

          Title:
                 ---------------------------

     Address:    51 Falmouth Street
                 Short Hills, NJ 07078

     UBS PAINEWEBBER INC.,
     NOT IN ITS CORPORATE CAPACITY
     BUT SOLELY AS CUSTODIAN FOR THE
     INDIVIDUAL RETIREMENT ACCOUNT OF
     CHARLES FREDERICK TONEY JR.

     By:  /s/ Stephen Massocca
          ----------------------------------
          Name: Stephen Massocca
                ----------------------------
          Title: President
                 ---------------------------

     Address:    4 Maritime Plaza
                 San Francisco, CA 94111
                 Attn: Brian Smith


     THE KEVIN R.E. CASTNER SEPARATE
     PROPERTY REVOCABLE TRUST,
     DATED FEBRUARY 16, 2001

     By:  /s/ Kevin R.E. Castner
          ----------------------------------
          Name: Kevin R.E. Castner
                ----------------------------
          Title: Trustee
                 ---------------------------

     Address:    c/o Merrill Lynch
                 600 California Street, 8/th/ Fl.
                 San Francisco, CA 94108

                                   EXHIBIT A
                                   ---------
                          SCHEDULE OF WARRANT HOLDERS


First Closing: May 10, 2001


                                      Number of Shares Underlying
                                      ---------------------------
            Name/Address                        Warrant
            ------------                        -------

Porridge, LLC                                  5,000,000
c/o Pequot Capital
500 Nyala Farm Rd.
Westport, CT 06880
Attn: Amy Jennings & Arthur J.
Samberg

PAW Offshore Fund, Ltd.                        2,750,000
10 Glenville Street
Greenwich, CT 06831-3638
Attn: John Ernenwein & Peter
Wright

PAW Partners, LP                               2,250,000
10 Glenville Street
Greenwich, CT 06831-3638
Attn: John Ernenwein & Peter
Wright

Helzel Kirshman, L.P.                            500,000
5550 Redwood Road, Suite 4
Oakland, CA 94619
Attn: Larry Helzel, G.P.

Hornthal Living Trust                          1,500,000
2234 Beach Street
San Francisco, CA 94123
Attn: J. Hornthal Trustee

C. Fred Toney                                    500,000
3383 Clay Street
San Francisco, CA 94118
Attn: C. Fred Toney

Subtotal of First Closing
                                              12,500,000

                               EXHIBIT A (con't)
                               -----------------
                          SCHEDULE OF WARRANT HOLDERS

Other Closings:
---------------
                                      Number of Shares Underlying
            Name/Address              ---------------------------
            ------------                        Warrant
                                                -------

May 11, 2001
------------
                                               1,000,000
Leo B. and Florence Helzel Living
Trust
5550 Redwood Road, Suite 4
Oakland, CA 94619
Attn: Leo Helzel

May 15, 2001
------------
                                               1,000,000
Ronald L. Chez IRA
605 West Madison
Tower #3 - Suite 311
Chicago, IL 60661
Attn: Ronald Chez

May 21, 2001
------------
                                                 500,000
Henry F. Bannister
15 Sunrise Lane
Larkspur, CA 94939

May 25, 2001
------------
                                               1,000,000
The Leonard and Dena Oppenheim
Revocable Trust Dated 1/6/00
138 Diablo View Drive
Orinda, CA 94563

May 29, 2001
------------
                                                 500,000
Larry Zalk
51 Falmouth Street
Short Hills, NJ 07078

Other Closings:
---------------
                                      Number of Shares Underlying
            Name/Address              ---------------------------
            ------------                        Warrant
                                                -------
June 1, 2001
------------
                                                500,000
UBS Painewebber
as IRA custodian for Charles
Frederick Toney Jr.
c/o Pacific Growth Equities
4 Maritime Plaza
San Francisco, CA 94111
Attn: Brian Smith
                                                500,000
The Kevin R.E. Castner Separate
Property Revocable Trust, dated
February 16, 2001
c/o Merril Lynch
600 California Street, 8/th/ Floor
San Francisco, CA 94108

Subtotal of Other Closings                    5,000,000

Subtotal of First Closing                    12,500,000

Total of all Closings                        17,500,000